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                                                                    EXHIBIT 10.8

                     COMMONWEALTH OF AUSTRALIA - LETTERHEAD



                                                       No.
                                                       667930


                                 LETTERS PATENT

                                Patents Act 1990



                                STANDARD PATENT



I, Bruce Ian Murray, Commissioner of Patents, grant a Standard Patent with the following particulars:

Names and Addresses of Patentees:
Paul L. Simmons, No. 203 6250 Kipps Colony Court Gulfport FL 33707 United
 States Of America
Ted Turner, 1810 Nebraska Avenue SE St-Petersburg FL 33703 United States Of
 America

Names of Actual Inventors: Paul L. Simmons and Ted Turner

Title of Invention: Nonaqueous cold sterilant.

Application Number: 44061/93

Term of Letters Patent: Twenty years commencing on 9 June 1993

Priority Details:

Number         Date                Country
901592         19 June 1992        UNITED STATES OF AMERICA



                                        Dated this 30 day of July 1996





                                               /s/ B.I. MURRAY
                                         COMMISSIONER OF PATENTS